EXHIBIT 10.2

EXECUTION VERSION

BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of October 21, 2010, is made and entered into by and between  PREMIERE CONFERENCING (CANADA) LIMITED, a company formed under the laws of Canada (“Canada Holdco”), and EASYLINK SERVICES INTERNATIONAL CORPORATION, a Delaware corporation (“Buyer”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Purchase Agreement (as defined below).

WHEREAS, in accordance with the terms and conditions of that certain Securities and Asset Purchase Agreement, dated as of October 21, 2010 (the “Purchase Agreement”), by and among Buyer, Premiere Global Services, Inc., Xpedite Systems Holdings (UK) Limited, Canada Holdco and Xpedite Systems, LLC, Canada Holdco desires to sell, transfer, convey and assign to Buyer, and Buyer desires to purchase from Canada Holdco, the Assets as set forth herein; and

WHEREAS, in accordance with the terms and conditions of the Purchase Agreement, Canada Holdco desires to assign to Buyer, and Buyer desires to assume, certain of the liabilities and obligations of Canada Holdco as set forth herein;

NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           Bill of Sale.  Subject to the terms and conditions set forth in the Purchase Agreement, Canada Holdco hereby sells, transfers, conveys and assigns to Buyer, its successors and assigns, effective as of the date hereof, to have and to hold forever, free and clear of all Encumbrances (except as set forth in the Purchase Agreement), all of Canada Holdco’s rights, title and interests in and to the Assets.  Nothing in this Agreement shall be construed as Canada Holdco’s assignment of its rights, title and interests in and to any asset other than the Assets.

2.           Assignment and Assumption.  Subject to the terms and conditions set forth in the Purchase Agreement, Canada Holdco hereby assigns and delegates to Buyer, and Buyer assumes, all of Canada Holdco’s duties and obligations arising under or related to the Assets and Buyer agrees to pay, perform and discharge, as and when due, all of the obligations of Canada Holdco arising under or related to the Assets, in accordance with their respective terms.  Nothing in this Agreement shall be construed as Buyer’s assumption of any of Canada Holdco’s liabilities or obligations with respect to any assets other than the Assets.

3.           Purchase Agreement.  This Agreement is executed and delivered under and pursuant to Section 7.01(j) of the Purchase Agreement.  Notwithstanding any other provision of this Agreement, nothing contained herein shall in any way supersede, modify, replace, amend, change, rescind, waive or otherwise affect any of the provisions of the Purchase Agreement, including, without limitation, the representations, warranties, covenants and agreements of any of the parties thereto.

4.           Further Assurances.  Upon the reasonable request of the other party, each party hereto agrees to take any and all further actions, including, without limitation, the execution of certificates, documents or instruments, necessary or appropriate to give effect to the terms and conditions set forth in this Agreement.

5.           Binding Effect.  This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of Canada Holdco and Buyer.

6.           Counterparts; Fax Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute the same instrument.  Any signature page of any such counterpart, or any electronic facsimile thereof, may be attached or appended to any other counterpart to complete a fully executed counterpart of this Agreement, and any telecopy or other facsimile transmission of any signature shall be deemed an original and shall bind such party.

7.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without regard to the conflict of laws provisions thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized representatives to execute this Agreement effective as of the day and year first above written.

CANADA HOLDCO:

PREMIERE CONFERENCING (CANADA) LIMITED

By:	/s/ Scott Askins Leonard
Name: Scott Askins Leonard
Title: SVP – Legal and General Counsel

BUYER:

EASYLINK SERVICES INTERNATIONAL CORPORATION

By:	/s/ Thomas J. Stallings
Name: Thomas J. Stallings
Title: Chief Executive Officer

[SIGNATURE PAGE TO BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT]